As filed with the Securities and Exchange Commission on May 13, 2010

Securities Act File No.  333-162647
Investment Company Act File No.  811-22343

United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☒Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement under the Investment Company Act of 1940
☒ Amendment No. 1

GUGGENHEIM CREDIT OPPORTUNITIES FUND
(Exact Name of Registrant as Specified in Charter)

2455 Corporate West Drive
Lisle, Illinois 60532
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3700

Kevin M.  Robinson
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532
(Name and Address of Agent for Service)

Copies to:

Thomas A.  Hale
Skadden, Arps, Slate, Meagher & Flom LLP
155 N.  Wacker Drive
Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box .  .  .  .  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _____.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	39,130 Shares	$20.00	$782,600	$55.80 (2)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 13, 2010

PRELIMINARY PROSPECTUS

                                Shares
Guggenheim Credit Opportunities Fund
Common Shares
$20.00 per Share

Investment Objective.  Guggenheim Credit Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.  The Fund cannot ensure investors that it will achieve its investment objective.

Investment Philosophy.  The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund will seek to take advantage of recent economic events in the credit markets—such as market dislocations, government intervention, consolidation, the inability of other investors to evaluate risk and forced selling—that the Fund’s sub-adviser believes have led to unique opportunities in the credit markets.  The Fund’s sub-adviser believes that different credit securities offer widely varying return profiles and risk characteristics.  The attractiveness of particular credit securities and different categories of credit securities will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default.  The Fund’s sub-adviser believes that the risk-adjusted performance of the portfolio may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles.  The Fund’s sub-adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments best suited to the current environment and outlook.

Investment Portfolio.  The Fund seeks to achieve its investment objective by investing at least 80% of its Managed Assets (as defined herein) in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively, “credit securities”), selected from a variety of sectors and credit qualities.  Credit securities in which the Fund may invest may be categorized as (i) mortgage-related securities; (ii) asset-backed securities; (iii) U.S. Government and agency securities; (iv) senior secured floating-rate and fixed-rate loans or debt; (v) second lien floating-rate and fixed-rate loans or debt, other subordinated secured floating-rate and fixed-rate loans or debt  or unsecured floating-rate and fixed-rate loans or debt; (vi) bonds and other debt securities that are rated below investment grade by a nationally recognized credit rating organization or unrated debt securities that are deemed by the Fund’s sub-adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities; (vii) investment grade debt securities, including corporate bonds; (viii) structured finance investments (including collateralized debt and loan obligations and risk-linked securities); (ix) convertible securities; (x) mezzanine and preferred securities; and (xi) municipal securities (including taxable municipal securities).  The Fund may invest up to 20% of its Managed Assets in other securities, including common stocks, warrants and other equity securities.  The Fund may also employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual equity securities or indices of securities and sectors of securities in order to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.  The Fund may invest without limitation in credit securities of any credit quality, maturity and duration.   The Fund may invest in securities of issuers that operate in any sector or industry.  The Fund may also invest in derivative instruments, including swaps, futures, options and other derivatives.  To the extent that the Fund invests in pooled investment vehicles or synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.

(continued on following page)

_____________

Investing in the Fund’s common shares involves certain risks.  See “Risks” on page [ ] of this prospectus.
_____________

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Proceeds to the Fund(3)	$19.10	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about             , 2010.

                              , 2010.

(continued from previous page)

Adviser and Sub-Adviser.  Claymore Advisors, LLC (“Claymore” or the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund.  Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and will be responsible for the management of the Fund’s portfolio of securities.  Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $[100] billion of assets.  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

Financial Leverage.  The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage). The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  The rights of Common Shares will be subordinate to any Financial Leverage of the Fund.  The costs associated with the issuance and use of Financial Leverage will be borne by the holders of the common shares.    In addition the Fund may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Fund to make payments, the Fund will “segregate” liquid securities or cash in a separate account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions.  As a result of such segregation or cover, the Fund does not intend to treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), or include such transactions in calculating the aggregate amount of the Fund’s financial leverage.  There can be no assurance that a leveraging strategy will be utilized or will be successful.  See “Use of Financial Leverage.

No Prior History.  Because the Fund is newly organized, its common shares have no history of public trading.  Common shares of closed-end funds frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after the completion of the public offering.

Limited Term.   It is anticipated that the Fund will terminate ten years after the pricing of the Fund’s initial public offering of Common Shares,           2020, although it could terminate sooner or later as described more fully herein.  Upon termination, the Fund will distribute all of its net assets to shareholders of record as of the date of termination.  The Fund’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Fund.

Listing.  The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “GUG,” subject to notice of issuance.

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated        , 2010, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [•] of this prospectus, by calling (800) 345-7999 or by writing to the Adviser at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).  Free copies of the

Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at www.claymore.com.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to an additional      common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $     , $     and $     , respectively.  See “Underwriting.”

(2)
The Adviser has agreed to pay from its own assets a structuring fee to [•].  The Adviser also may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.  Also, as described in footnote (3) below, up to 0.10% of the public offering price of the securities sold in this offering may be paid by the Fund to [•], an affiliate of the Adviser and the Sub-Adviser, as compensation for the distribution services it provides to the Fund.  The compensation to [•] will be contingent upon the Fund’s total offering expenses.   See “Underwriting.”

(3)
Offering expenses payable by the Fund will be deducted from the Proceeds to the Fund.  Total offering expenses (other than sales load) are estimated to be $[•], which will be paid by the Fund.  The Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per common share sold in the offering, including pursuant to the overallotment option.  To the extent that aggregate offering expenses are less than $0.04 per common share, up to 0.10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to [•], an affiliate of the Adviser and the Sub-Adviser, as compensation for the distribution services it provides to the Fund.  The compensation to [•] will be contingent upon the Fund’s total offering expenses.  See “Underwriting.”

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.   You should assume that the information in this prospectus is accurate only as of the date of this prospectus.  The Fund’s business, financial condition and prospects may have changed since that date.  The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Policies
Use of Financial Leverage
Risks
Management of the Fund
Net Asset Value
Distributions
Automatic Dividend Reinvestment Plan
Description of Capital Structure
Anti-Takeover and Other Provisions in the Fund’s Governing Documents
Limited Term
Closed-End Fund Structure
Repurchase of Common Shares
Taxation
Underwriting
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent
Legal Matters
Additional Information
Privacy Principles of the Fund
Table of Contents of the Statement of Additional Information

Until      , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

FORWARD-LOOKING STATEMENTS

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties.  These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information.  In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,”

v

“seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.  The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus.  This summary does not contain all of the information that you should consider before investing in the Fund’s common shares.  You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated      , 2010 (the “SAI”), especially the information set forth under the headings “Investment Objective and Policies” and “Risks.”

The Fund
Credit Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end Guggenheim management investment company.

Adviser and Sub-Adviser.  Claymore Advisors, LLC (the “Claymore” or the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund.  Guggenheim Partners Asset Management, LLC (the “GPAM or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and will be responsible for the management of the Fund’s portfolio of investments.  Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

The Offering
The Fund is offering     common shares of beneficial interest, par value $0.01 per share, through a group of underwriters led by [•].  The initial public offering price is $20.00 per common share.  The Fund’s common shares of beneficial interest are called “Common Shares” in this prospectus.  You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering.  The Fund has given the underwriters an option to purchase up to     additional Common Shares to cover orders in excess of        Common Shares.  The Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offerings costs of the Fund (other than sales load) that exceed $0.04 per common share sold in the offering, including pursuant to the overallotment option.  See “Underwriting.”

Investment Objective
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.  The Fund cannot ensure investors that it will achieve its investment objective.  The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of the Common Shares (the “Common Shareholders”).

Investment Philosophy and Investment Process
The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund will seek to take advantage of recent economic events in the credit markets—such as market dislocations, government intervention, consolidation, the inability of other investors to evaluate risk and forced selling—that the Sub-Adviser believes have led to unique opportunities in the credit markets.  The Sub-Adviser believes that different credit securities offer widely varying return profiles and risk characteristics.  The attractiveness of particular credit securities and different categories of credit securities will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default.  The Sub-Adviser believes that the risk-adjusted performance of the portfolio may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles.  The Sub-Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments best suited to the current environment and outlook.

The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

Investment Policies and Investment Portfolio
The Fund seeks to achieve its investment objective by investing at least 80% of its Managed Assets (as defined herein) in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively, “credit securities”), selected from a variety of sectors and credit qualities.

Credit securities in which the Fund may invest may be categorized as:

	•	mortgage-related securities

	•	asset-backed securities (“ABS”);

	•	U.S. Government and agency securities;

	•	senior secured floating-rate and fixed-rate loans or debt (“Senior Loans”);

•
second lien floating-rate and fixed-rate loans or debt (“Second-Lien Loans”), other subordinated secured floating-rate and fixed-rate loans or debt (“Other Secured Loans”) or unsecured floating-rate and fixed-rate loans or debt (“Unsecured Loans”);

	•	bonds and other debt securities that are rated below

investment grade by a nationally recognized credit rating organization or unrated debt securities that are deemed by the Sub-Adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities;

•	investment grade debt securities, including corporate bonds;

•	structured finance investments (including collateralized debt and loan obligations and risk-linked securities (“RLS”));

•	convertible securities;

•	mezzanine and preferred securities; and

•
debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities (“municipal securities”), including taxable municipal securities, such as Build America Bonds (“BABs”).

The Sub-Adviser has broad discretion to allocate the Fund’s assets between and within categories of credit securities and to change allocations over time as conditions warrant.  The Fund is not obligated to hold investments in each category of credit securities and may at times concentrate its investments in a single category or in a particular type of investment within a single category.   The Fund may invest in securities of issuers that operate in any sector or industry. See “Investment Objective and Policies—Portfolio Contents” for additional information regarding these categories of credit securities and particular investments within these categories.

In order to pursue effectively its opportunistic investment strategy, the Fund may invest without limitation in credit securities of any credit quality, maturity and duration, and the Fund will not maintain fixed duration, maturity or credit quality policies.  Because the Fund has no set policy on the duration or maturity of its portfolio, it may be subject to higher risk when holding long duration and long maturity positions.  Credit securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.  The Fund may invest in securities of issuers that operate in any sector or industry.

The Fund may invest up to 20% of its total assets in other securities, including common stocks, warrants and other equity securities.  The

Fund may also employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual equity securities or indices of securities and sectors of securities in order to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Non-U.S. Securities.  The Fund may invest without limitation in securities of non-U.S. issuers (“Non-U.S. Securities”) located in countries throughout the world, including issuers located in emerging market countries.  The Fund’s investments in Non-U.S. Securities may include foreign debt securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supernational entities.  The Fund may invest in securities of issuers and obligors in developed and emerging markets. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar denominated.  See “Investment Objective and Policies—Portfolio Contents—Non-U.S. Securities.”

Credit Quality.  The Fund may invest without limitation in securities of any credit quality, including securities that are below investment grade quality.  A security is considered below investment grade quality if it is rated below investment grade by a nationally recognized statistical rating organization (a “Rating Agency”) (that is Baa3- by Moody’s Investors Service, Inc.  (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, considered by the Sub-Adviser to be below investment grade quality.  Below investment grade quality securities (commonly referred to as “junk” bonds) involve special risks as compared to securities of investment grade quality.

The Fund may invest in sub-prime mortgages and in mortgage-backed securities that are backed by sub-prime mortgages.  Loans and certain other instruments in which the Fund invests may be of below investment grade quality.  Accordingly, it is expected that in many circumstances the Fund will invest predominantly in investments that are below investment grade quality.  The Fund’s investments may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories by one or more of the Rating Agencies or, if unrated, are considered by the Sub-Adviser to be of comparable quality (“distressed securities”).  [The Fund will not invest more than [•]% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations].

Other Investment Funds.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered investment companies, Private Investment Funds (as defined below) and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”).  The Fund may invest up to [30%] of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to [20%] of its total assets may be invested in Investment Funds that are registered as investment companies (“Registered Investment Funds”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  As used in this Prospectus, “Private Investment Funds” means privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof.  The Fund’s investments in Private Investment Funds may include investments in funds commonly known as “hedge funds.” Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.  To the extent that the Fund invest an Investment Fund that invests at least 80% of its total assets in one or more types of credit securities, such investment will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.  To the extent that the Fund invests in an Investment Fund that invests less than 80% of its total assets in one or more types of credit securities, the Fund will include a pro rata portion of its investment in such Investment Fund for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.

Synthetic Investments.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to investments in which the Fund may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts, customized derivative instruments or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Fund may invest directly (including interests in Investment Funds).  The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.  To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.

Derivative Transactions.  The Fund may, but is not required to, use various derivative instruments in order to earn income, facilitate portfolio management and mitigate risks.  In the course of pursuing derivatives strategies, the Fund may purchase and sell exchange-

listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars.  In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  See “Investment Objective and Policies—Portfolio Contents” in this Prospectus and “Investment Objective and Policies—Derivative Instruments” in the SAI.

Other Investment Practices.  The Fund may engage in certain other investment transactions, including entering into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, lending portfolio securities to securities broker-dealers or financial institutions and entering into repurchase agreements.  See “Investment Objective and Policies—Certain Other Investment Practices.”

These policies may be changed by the Board of Trustees of the Fund (the “Board of Trustees”), but no change is anticipated.  If the Fund’s policy with respect to investing at least 80% of its Managed Assets in credit securities changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Financial Leverage
The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Indebtedness in an aggregate amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such Financial Leverage) immediately after such Indebtedness and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such Financial Leverage) immediately after such issuance.

Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage).  The Fund has no current intention to issue Preferred Shares.

The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher total return to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  The costs associated with the issuance of Financial Leverage will be borne by the holders of the common shares.   There can be no assurance that a leveraging strategy will be utilized or will be successful.  The fee paid to the Adviser and the Sub-Adviser will be calculated on the basis of the Fund’s Managed Assets, including proceeds from the issuance of Indebtedness, Preferred Shares or any other form of Financial Leverage, so the fees will be higher when Financial Leverage is utilized.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  Any use of Financial Leverage must be approved by the Board of Trustees.

In addition the Fund may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Fund to make payments, the Fund will “segregate” liquid securities or cash in a separate account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions.  Such segregation or cover will ensure that the Fund has assets available to satisfy its obligations under such transactions.  As a result of such segregation or cover, the Fund does not intend to treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), or include such transactions in calculating the aggregate amount of the Fund’s financial leverage.  To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

There can be no assurance that a leveraging strategy will be utilized or will be successful.

Temporary Defensive Investments
At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.  See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Fund	Claymore Advisors, LLC acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the

Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board of Trustees.  As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets.  “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.  Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim and of the Adviser, acts as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement with the Fund and the Adviser (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Fund’s portfolio of investments.  As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Limited Term
The Fund has a limited term of 10 years and, unless terminated earlier, plans to liquidate all of its assets, retire or redeem its borrowings and distribute any remaining net assets to Common Shareholders on or before such date ten years after the pricing of the Fund’s initial public offering of Common Shares,           2020.  The Fund’s term may only be extended by a vote of the Board of Trustees for up to two consecutive one-year periods.

Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows.

The Fund’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Fund.

Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions.  In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually.  The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year).  To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income.  The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.  See “Distributions.”

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial adviser for more information.  See “Automatic Dividend Reinvestment Plan.”

Listing and Symbol	The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “GUG,” subject to notice of issuance.

Special Risk Considerations	No Operating History. The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Fund is intended for investors seeking current income and capital appreciation.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk.  An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Fund will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk.  The Fund is subject to management risk because it has an actively managed portfolio.  The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling.  If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Income Risk.  The income investors receive from the Fund is based primarily on the interest it earns from its investments in credit securities, which can vary widely over the short- and long-term.  If prevailing market interest rates drop, investors’ income from the Fund could drop as well.  The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage, although this risk is mitigated to the extent the Fund’s investments include floating-rate obligations.

Credit Securities Risk. In addition to the risks associated with particular types of securities discussed herein, credit securities generally are subject to certain risks, including:

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Issuer Risk.  The value of credit securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Credit Risk.  Credit risk is the risk that one or more credit securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

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Interest Rate Risk.  Interest rate risk is the risk that credit securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of credit securities generally will fall.

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Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called credit securities at market interest rates that are below the Fund portfolio’s current earnings rate.  A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

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Prepayment Risk.  During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.

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Liquidity Risk.  The Fund may invest without limitation in credit securities for which there is no readily available trading market or which are otherwise illiquid, including certain high-yield bonds.  The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  In addition, limited liquidity could affect the market price of credit securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.

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Valuation of Certain Credit Securities.  The Sub-Adviser normally uses an independent pricing service to value most credit securities held by the Fund.  Because the secondary markets for certain investments may be limited, they may be difficult to value.  Where market quotations are not readily available, valuation may require more research than for more liquid investments.  In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

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Duration and Maturity Risk.  The Fund has no set policy regarding portfolio maturity or duration.  Holding long duration and long maturity investments will expose the Fund to certain magnified risks.  These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Mortgage-Backed Securities Risk.  The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages.  When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected.  Prepayments may also occur on a scheduled basis or due to foreclosure.  When market interest rates increase, the market values of mortgage-backed securities decline.  At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities.  In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.  The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  In addition, in periods of falling interest rates, the rate of prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely.  To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

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Commercial Mortgage-Backed Securities Risk.  The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities.  CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.  In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans.  In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.  Additional risks may be presented by the type and use of a particular commercial property.  Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types.  Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan.  The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer.  There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

•
Residential Mortgage-Backed Securities Risk.  Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued.  The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.  If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses.  The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan.  The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Recently, delinquencies and defaults on residential mortgage loans have increased significantly and may continue to increase, particularly in the case of sub-prime and adjustable-rate mortgage loans that support or secure certain types of RMBS.  In addition, residential property values in many states and geographic areas have declined, after extended periods during which those values appreciated.  A continued lack of increase or decline in those values may result in additional increases in delinquencies and defaults on residential mortgage loans.

•
Sub-Prime Mortgage Market Risk.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.  Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.  If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-

backed securities owned by the Fund.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets.  The above-mentioned housing bill could potentially have a material adverse effect on the Funds’ investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”) , a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers.  In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Funds’ investments.  Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions.  Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

Asset-Backed Securities Risk.  ABS involve certain risks in addition to those presented by mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.  ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  For example, ABS can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund.  In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

The United States Congress and various government authorities have discussed imposing new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards.  The Fund and the Advisors cannot predict the form any such regulations might take and such regulations may adversely affect the value of ABS owned by the Fund.

The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs.  As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government.  Despite access to these emergency funds, the automobile manufacturers may experience bankruptcy.  As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Senior Loan Risk.  Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the

Advisors rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Such Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase,

without limitation, participations in Senior Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Second Lien Loans Risk.  Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans and below investment grade securities.  Because Second Lien Loans are subordinated and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral.  Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans.  Second Lien Loans share the same risks as other below investment grade securities.

Other Secured Loans Risk.  Other Secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and below investment grade securities.  However, such loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower.  Other Secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Other Secured Loans, which would create greater credit risk exposure.

Unsecured Loans Risk. Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, Other Secured Loans and below investment grade securities.

However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and Other Secured Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Unsecured Loans, which would create greater credit risk exposure.

Structured Finance Products Risk.  The Fund’s investments in structured finance products may include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured finance products.  Holders of structured finance products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured finance products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured finance products will rise or fall, these prices (and, therefore, the prices of structured finance products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance products owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities.  Investments in such structured finance products are subject to the risks associated with below investment grade securities.  Such securities are characterized by high risk.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

Certain structured finance products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Risks Associated with Risk-Linked Securities. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages.  Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes.  RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets.  A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount.  In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested.  In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses.  In return, the bond sponsors pay interest to investors for this catastrophe protection.  RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events.  Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess.  Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas.  The RLS market is thus in the early stages of development.  No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Mezzanine Investments Risk.  The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade securities.  However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•
Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•
Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

•
Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of Trust preferred securities holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

•
New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if the Sub-Adviser believe that doing so would be consistent with the Fund’s investment objective and policies.  Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Variable Debt Risk.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Below Investment Grade Securities Risk.  The Fund may invest a substantial portion of its assets in credit securities that are below investment grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Fund, both in the short-term and the long-term.

Distressed and Defaulted Securities Risk.   Investments in the securities of financially distressed issuers involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Sub-Adviser’s judgment about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Non-U.S. Securities Risk.  The Fund may invest in securities of non-U.S. issuers (“Non-U.S. Securities”) of issuers located anywhere in the world, including issuers in emerging market countries. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Non-U.S. Securities. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may  be unable or unwilling to repay principal or pay interest when due. In the event of default. there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Emerging Markets Risk.  The Fund may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk.  Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Common Stock Risk.  Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Risks Associated with Covered Call Option Writing. The Fund may employ a strategy of writing covered call options on equity securities held in its portfolio. Risks related to such strategy include:

•
Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

•
Risks Associated with Covered Call and Put Options.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.  While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

•
Exchange-Listed Option Risk.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

•
OTC Option Risk.  The Fund may write (sell) OTC options.  OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options.  The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions.  The Fund may be required to treat as illiquid securities being used to cover certain written OTC options.  The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation.  In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options.  Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written.  In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Financial Leverage Risk.  The Fund initially expects to employ Financial Leverage through the issuance of Indebtedness and/or reverse repurchase agreements.  The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage.  As a result, Financial Leverage may cause greater changes in the Fund’s net asset value and returns than if Financial Leverage had not been used.  The Fund will also have to pay interest on its Indebtedness, if any, which may reduce the Fund’s return.  This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

In addition the Fund may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund will segregate liquid securities or cash in a segregated account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction.  To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Fund).  Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replace by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Recent Market Developments.  Global and domestic financial markets have experienced periods of unprecedented turmoil.  Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of Senior Loans to finance their operations.  Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio.  The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.  Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Government Intervention in Financial Markets.  In response to the instability in the financial markets discussed above the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.

The Term Asset-Backed Securities Loan Facility program (“TALF”) and the Legacy Term Asset-Backed Securities Loan Facility program (“Legacy TALF”) were established by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury as a credit facility designed to restore liquidity to the market for asset-backed securities.

Pursuant to the Emergency Economic Stabilization Act of 2008 (the “EESA”), the Troubled Asset Relief Program (the “TARP”) was established.  The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States.  In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009.  The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the Public-Private Investment Program (“PPIP”).  The PPIP is designed to encourage the transfer of eligible assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy.

Other such programs may be sponsored, established or operated by U.S. or non-U.S. governments from time to time. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term.  Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk.  At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Municipal Securities Risks.  Investing in the municipal securities involves certain risks.  Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available about municipal securities is generally less than for corporate equities or bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments.  The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken and are considering additional actions to address the financial crisis.  There can be no assurance as to what impact such actions will have on the markets for municipal securities.  Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.  Issuers of municipal obligations might seek protection under the bankruptcy laws.  In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances.  Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Fund’s investments in municipal securities.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations.  Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer), issued by state or local governments to acquire equipment and facilities.  Interest income from such obligations is generally exempt from local and state taxes in the state of issuance.  The issuer’s obligations under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof.  Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

The Fund may invest in taxable municipal bonds, including Build America Bonds.  BABs are issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid Pursuant to the ARRA, the issuance of BABs will be discontinued on December 31, 2010 unless the relevant provisions of the Act are extended.  If the provisions of the Act relating to Build America Bonds are not extended beyond December 31, 2010, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

Private Securities Risk.  Securities in which the Fund may invest include privately issued securities of both public and private companies.  Private securities have additional risk considerations than with investments in comparable public investments.  Whenever the Fund invests in issuers that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.  Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.  Private securities are also more difficult to value.  Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available.  Private debt securities are of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.  Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Strategic Transactions Risk.  The Fund may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Swap Risk.  The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.  Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive.  When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund).  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation in the future.  The Advisors cannot predict the effects of any new governmental regulation that may be imposed on the ability of the Fund to use swaps and there can be no assurance that such regulation will not adversely affect the Fund’s portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Senior Loan Based Derivatives Risk.  The Fund may obtain exposure to Senior Loans through the use of derivative instruments.  The Fund may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans.  Investments in a SAMI involve many of the risks associated with investments in derivatives more generally.  Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  See “Risks—Senior Loan Based Derivatives Risk.”

Credit Derivatives Risk.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Sub-Adviser is correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and any decline in value of the underlying security that the default option protected.

Synthetic Investments Risk.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to credit securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in credit securities (including interests in Investment Funds).  The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies.  If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time.  During such period, the Fund may not have the ability to increase or decrease its exposure.  In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner.  Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund.  Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders.  In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.  Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund.  Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risks.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing up to [30]% of its total assets in Investment Funds, of which amount up to [20]% of its total assets may be invested in Registered Investment Funds.  Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest.  Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund.  Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders.  Accordingly, investment in such entities involves expense and fee layering.  To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.  A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.  Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage.

Private Investment Funds Risk.  In addition to those risks described above with respect to all Investment Funds, investing in Private Investment Funds may pose additional risks to the Fund.  Certain Private Investment Funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to.  Investments in Private Investment Funds may have very limited liquidity.  Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a Private Investment Fund may be prohibited during the term of the Private Investment Fund or, if permitted, may be infrequent.  Certain Private Investment Funds may be subject to “lock-up” periods of a year or more.  The valuation of investments in Private Investment Funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology.  Incentive fee considerations, which are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Private Investment Fund manager, may cause conflicts in the fair valuation of investment holdings by a Private Investment Fund’s adviser or manager.

Private Investment Funds in which the Fund invests may employ a number of investment techniques, including short sales, investment in non-investment grade or non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development.  The Fund may be exposed to increased leverage risk, as the Private Investment Funds in which it invests may borrow and may utilize various lines of credit, reverse repurchase agreements, dollar rolls, issuance of debt securities, swaps, forward purchases and other forms of leverage.  Some of the Private Investment Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Fund’s ability to verify initially or on a continuing basis any representations made by the Private Investment Funds or the investment strategies being employed, and exposing the Fund to concentration risk if it invests in a number of Private Investment Funds which have overlapping strategies and accumulate large positions in the same or related instruments without the Sub-Adviser’s knowledge.  The Fund will not have the ability to direct or influence the management of the Private Investment Funds in which it invests, so the returns on such investments will primarily depend on the performance of the Private Investment Funds’ managers and could suffer substantial adverse effects by the unfavorable performance of such managers.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions can decline.  In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Limited Term Risk.   It is anticipated that the Fund will terminate ten years after the pricing of the Fund’s initial public offering of Common Shares,           2020.  Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change as securities mature or are called or sold, which may cause the Fund's returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold fixed income securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.  The Fund anticipates that it would distribute all or a portion of the proceeds from any liquidated portion of its portfolio reasonably promptly, but the timing and amount of any such distribution remains subject to the discretion of the Board and may be delayed in whole or in part if the board of trustees determines it to be in the best interests of the Fund. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.  The Fund’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Fund.

Market Discount Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Non-Diversified Status.  The Fund is a non-diversified investment company under the 1940 Act.  A fund classified as non-diversified under the 1940 Act can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Fund’s Common Shares or have a greater impact on the Fund’s returns.

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.  See “Taxation.”

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions.  The Agreement and Declaration of Trust of the Fund (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium to, or at, their net asset value, outside of tender offers by the Fund, if any.  See “Certain Provisions in the Agreement and Declaration of Trust.”

Anti-Takeover Provisions in the Fund’s Governing Documents
The Declaration of Trust and the Fund’s Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other

Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.  The Bank of New York Mellon also serves as the Fund’s dividend disbursing agent, agent under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Fund.

Claymore Advisors, LLC serves as the Fund’s administrator.  Pursuant to an administration agreement with the Fund, Claymore Advisors, LLC provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the table and the Example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage).  The table below and the expenses shown assume that the Fund utilizes Financial Leverage in the form of Indebtedness in an amount equal to 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and shows Fund expenses as a percentage of net assets attributable to Common Shares.  To the extent other forms of Financial Leverage (or combinations of forms of Financial Leverage) are utilized, the associated Financial Leverage costs and offering costs would likely change from the cost estimates below.  Footnote 5 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes that Financial Leverage is not utilized by the Fund (such as will be the case prior to the Fund’s expected issuance of Indebtedness).

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)	4.50%
Offering expenses borne by Common Shareholders (as a percentage of offering price)(1)	0.20%
Automatic Dividend Reinvestment Plan fees(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assumes Financial Leverage as Described above) (5)
Management fees	[•]%
Interest payments on borrowed funds	[•]%
Acquired fund fees and expenses (3)	[•]%
Other expenses(4)	[•]%
Total annual expenses	[•]%

(1)
The Adviser has agreed to pay (i) all organizational costs of the Fund and (ii) offering costs of the Fund (other than the sales load) that exceed $0.04 per Common Share sold in the offering, including pursuant to the overallotment option (0.20% of the offering price).  To the extent that total offering expenses are less than $0.04 per Common Share, up to 0.10% of the public offering price of securities sold in this offering, up to such expense limit, will be paid to [•], an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Fund.  Assuming the Fund issues approximately $[•] Common Shares, the costs of the offering are estimated to be approximately $[•], of which $[•] ($0.04 per Common Share) will be borne by the Fund.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”

(3)
“Acquired fund fees and expenses” includes the fees and expenses associated with Investment Funds acquired by the Fund, including registered investment companies, Private Investment Funds and other pooled investment vehicles which rely upon Section 3(c)(1) or 3(c)(7).   Fees associated with Private Investment Funds typically include a base fee plus a performance-based fee.  The above figures include estimates of base fees plus performance-based fees charged by representative Private Investment Funds over the past twelve months.  To the extent a performance-based fee is triggered at termination or realization of an investment, it is not included in this estimate.  Therefore, the amount of fees paid on an investment in Investment Funds acquired by the Fund may be higher or lower than the amount shown.

(4)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately [•] Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets would increase.

(5)
The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not utilize any form of Financial Leverage.  In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assumes no Financial Leverage)

Management fees	[•]%
Interest payments on borrowed funds	None
Acquired Investment Fund fees and expenses(3)	[•]%
Other expenses(4)	[•]%
Total annual expenses	[•]%

Example

As required by relevant Securities and Exchange Commission regulations, the following Example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $[•]) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [•]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[•]	$[•]	$[•]	$[•]

*
The Example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed.  Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example.  The Example assumes that all dividends and distributions are reinvested at net asset value.

THE FUND

Guggenheim Strategic Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was organized as a statutory trust on October 19, 2009, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware.  As a newly-organized entity, the Fund has no operating history.  Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

Claymore Advisors, LLC (“Claymore” or the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund.  Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments.  Each of the Adviser and the Sub-Adviser are subsidiaries of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $      ($       if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs.  The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Adviser has agreed to pay (i) all of the Fund’s organizational costs, and (ii) those offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share sold in the offering, including pursuant to the overallotment option.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering.  [The Fund expects to be able to invest the net proceeds from this offering within three months after the completion of this offering.] Pending the full investment of the proceeds of the offering, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.  The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Fund cannot ensure investors that it will achieve its investment objective.

Investment Philosophy and Investment Process

The Fund will pursue a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Fund will seek to take advantage of recent economic events in the credit markets—such as market dislocations, government intervention, consolidation, the inability of other investors to evaluate risk and forced selling—that the Sub-Adviser believes have led to unique opportunities in the credit markets.  The Sub-Adviser believes that different credit securities offer widely varying return profiles and risk characteristics.  The attractiveness of particular credit securities and different categories of credit securities will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default.  The Sub-Adviser believes that the risk-adjusted performance of the portfolio may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles.  The Sub-Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments best suited to the current environment and outlook.

The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

Investment Policies

The Fund seeks to achieve its investment objective by investing at least 80% of its Managed Assets (as defined herein) in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively, “credit securities”), selected from a variety of sectors and credit qualities.  Credit securities in which the Fund may invest may be categorized as:

•	mortgage-related securities;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•	senior secured floating-rate and fixed-rate loans or debt (“Senior Loans”);

•
second lien floating-rate and fixed-rate loans or debt (“Second-Lien Loans”), other subordinated secured floating-rate and fixed-rate loans or debt (“Other Secured Loans”) or unsecured floating-rate and fixed-rate loans or debt (“Unsecured Loans”);

•
bonds and other debt securities that are rated below investment grade by a nationally recognized credit rating organization or unrated debt securities that are deemed by the Sub-Adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities;

•	investment grade debt securities, including corporate bonds;

•	structured finance investments (including collateralized debt and loan obligations and risk-linked securities (“RLS”));

•	convertible securities;

•	mezzanine and preferred securities; and

•
debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities (“municipal securities”), including taxable municipal securities, such as Build America Bonds (“BABs”).

The Sub-Adviser has broad discretion to allocate the Fund’s assets between and within categories of credit securities and to change allocations over time as conditions warrant.  The Fund is not obligated to hold investments in each category of credit securities and may at times concentrate its investments in a single category or in a particular type of investment within a single category.

The Fund may invest in securities of issuers that operate in any sector or industry.  In order to pursue effectively its opportunistic investment strategy, the Fund may invest without limitation in credit securities of any credit quality, maturity and duration, and the Fund will not maintain fixed duration, maturity or credit quality policies.  Because the Fund has no set policy on the duration or maturity of its portfolio, it may be subject to higher risk when holding long duration and long maturity positions.  Credit securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.   The Fund may invest in securities of issuers that operate in any sector or industry.

The Fund may invest up to 20% of its total assets in other securities, including common stocks, warrants and other equity securities.  The Fund may also employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual equity securities or indices of securities and sectors of securities in order to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Non-U.S. Securities.  The Fund may invest without limitation in securities of non-U.S. issuers (“Non-U.S. Securities”) located in countries throughout the world, including issuers located in emerging market countries.  The Fund’s investments in Non-U.S. Securities may include foreign debt securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supernational entities.  The Fund may invest in securities of issuers and obligors in developed and emerging markets. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar denominated. See “—Portfolio Contents—Non-U.S. Securities.”

Credit Quality.  The Fund may invest without limitation in securities of any credit quality, including securities that are below investment grade quality.  A security is considered below investment grade quality if it is rated below investment grade by a nationally recognized statistical rating organization (a “Rating Agency”) (that is Baa3- by Moody’s Investors Service, Inc.  (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, considered by the Sub-Adviser to be below investment grade quality.  Below investment grade quality securities (commonly referred to as “junk” bonds) involve special risks as compared to securities of investment grade quality.

The Fund may invest in sub-prime mortgages and in mortgage-backed securities that are backed by sub-prime mortgages.  Loans and certain other instruments in which the Fund invests may be of below investment grade quality.  Accordingly, it is expected that in many circumstances the Fund will invest predominantly in investments that are below investment grade quality.  The Fund’s investments may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories by one or more of the Rating Agencies or, if unrated, are considered by the Sub-Adviser to be of comparable quality (“distressed securities”).  [The Fund will not invest more than [•]% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations].

Other Investment Funds.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including U.S. registered investment companies, Private Investment Funds (as defined below) and/or other pooled investment vehicles (collectively, “Investment Funds”).  The Fund may invest up to [30%] of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to [20%] of its total assets may be invested in Investment Funds that are registered as investment companies (“Registered Investment Funds”) under the 1940 Act.   As used in this Prospectus, “Private Investment Funds” means privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof.  The Fund’s investments in Private Investment Funds may include investments in funds commonly known as “hedge funds.” Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.  To the extent that the Fund invest an Investment Fund that invests at least 80% of its total assets in one or more types of credit securities, such investment will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.  To the extent that the Fund invests in an Investment Fund that invests less than 80% of its total assets in one or more types of credit securities, the Fund will include a pro rata portion of its investment in such Investment Fund for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.

Synthetic Investments.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to investments in which the Fund may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts, customized derivative instruments or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Fund may invest directly (including interests in Investment Funds).  The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.  To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in credit securities.

These policies may be changed by the Board of Trustees of the Fund (the “Board of Trustees”), but no change is anticipated.   If the Fund’s policy with respect to investing at least 80% of its Managed Assets in credit securities changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Except as otherwise noted, all percentage limitations set forth in this prospectus and the Statement of Additional Information (“SAI”) apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Portfolio Contents

The Fund’s investment portfolio may include investments in the following types of securities and investments:

Mortgage-Related Securities.  Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits

(“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities.  The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.  The Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities.  The Fund may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages.  Certain mortgage-related securities that the Fund may invest in are described below.

Residential Mortgage-Backed Securities.  RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used).  Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity.  The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower.  A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

Commercial Mortgage-Backed Securities.  CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties.  CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool.  Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.

Government Agency Securities.  Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban

Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States.  FNMA is a privately owned government-sponsored organization.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.

Private Entity Securities.  These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers the Fund or the price of the Fund’s shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations.  A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Fund also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”).  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Sub-Prime Mortgages.  Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch.  Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection.  Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund.  Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of structured debt obligation.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-backed securities.  The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  The Fund may invest in these and other types of asset-backed securities that may be developed in the future.  Asset-backed securities present certain risks that are not presented by mortgage-related securities.  Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

U.S. Government Securities.  The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.

Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually.  Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates.  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.  As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease.  Because of prepayments, the Advisors expect the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many Senior Loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the Sub-Adviser will consider, and may rely in part on, analyses performed by others.  Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency.  Many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  Because of the protective features of Senior Loans, the Sub-Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.  The Sub-Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale.  A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value.  In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans reset only periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments.  As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations.  Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.  Other factors, including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity, can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Fund may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests.  If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.  Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund.  For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund may also purchase, without limitation, participations in Senior Loans.  The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower.  As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.  Given the current structure of the markets for loan participations and assignments, the Fund currently expects to treat these securities as illiquid.

The Fund may use an independent pricing service or prices provided by dealers to value loans and other debt securities at their market value.  The Fund will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Second Lien Loans.  Second Lien Loans have many of the same characteristics as Senior Loans, except that Second Lien Loans are second in lien property rather than first.  Second Lien Loans typically have adjustable floating rate interest payments.  Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral.  In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Other Secured Loans.  Other Secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Other Secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Other Secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future.  Other Secured Loans may have fixed or adjustable floating rate interest payments.  Because Other Secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below investment grade quality.  Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above.  The Fund may purchase interests in Other Secured Loans through assignments or participations.

Unsecured Loans.  Unsecured Loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower.  Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan.  Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Other Secured Loans.  Unsecured Loans may have fixed or adjustable floating rate interest payments.  Because Unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below investment grade quality.  Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Other Secured Loans discussed above.  The Fund may purchase interests in Unsecured Loans through assignments or participations.

Corporate Bonds.  Corporate bonds are debt obligations issued by corporations.  Corporate bonds may be either secured or unsecured.  Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes.  If a bond is unsecured, it is known as a debenture.  Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons.  Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.  Corporate bonds contain elements of both interest-rate risk and credit risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace.  Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Below-Investment Grade Securities.   The Fund may invest without limitation in below investment grade securities, such as those rated Ba or lower by Moody’s and BB or lower by S&P or Fitch or comparably rated by other Rating Agencies, or, if unrated, determined by the Sub-Adviser to be of below investment grade quality.  A significant portion of the Fund’s portfolio may consist of below investment grade securities.  Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  Securities rated Ca by Moody’s and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing.  Securities rated C by Moody’s and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.  When the Sub-Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in below investment grade securities.

Below investment grade securities, though higher yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for below investment grade securities may be less liquid than that of higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s relative net asset value volatility.

The ratings of Moody’s, Fitch, S&P and other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Fund invests in below investment grade securities that have not been rated by a Rating Agency, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

In addition to pre-existing outstanding debt obligations of below investment grade issuers, the Fund may also invest in “debtor-in-possession” or “DIP” loans newly issued in connection with “special situation” restructuring and refinancing transactions.  DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court.  DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor).  DIP loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.  The Sub-Adviser believes that DIP loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed and Defaulted Securities.  The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally trade significantly below par and are considered speculative.  The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.  Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.  [The Fund will not invest more than [•]% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations].

Investment Grade Securities.   The Fund may invest in a wide variety of investment grade securities, such as those rated BBB or higher or comparably rated by other Rating Agencies, or, if unrated, determined by the Sub-Adviser to be of investment grade quality.  Investment grade securities are subject to market and credit risk.  Market risk relates to changes in a security’s value.  Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality.  In general, bond prices rise when interest rates fall, and fall when interest rates rise.  Longer-term and zero coupon bonds are generally more sensitive to interest rate changes.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  The values of investment grade securities may be affected by changes in the credit rating or financial condition of an issuer.  Investment grade securities are generally considered medium- and high-quality securities.  Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers.  The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.  Investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Collateralized Debt Obligations.  A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments.  Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”).  Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”).  Investors in CDOs bear the credit risk of the underlying collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.  The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Collateralized Bond Obligations.  CBOs are structured securities backed by a diversified pool of high yield, public or private debt securities.  These may be fixed pools or may be “market value” (or managed) pools of collateral.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate.  The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Collateralized Loan Obligations.  A CLO is a structured debt security, issued by a financing company (generally called a Special Purpose Vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of assets.  The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV.  The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO.  The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets.  The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Risk-Linked Securities.   RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages.  The Fund may invest in RLS in order to earn income, facilitate portfolio management and mitigate risks.  RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.  Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure.  A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount.  RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities.  Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes).  Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies.  In general, life insurance industry securitizations could fall into a number of categories.  Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds).  Others, while also including the element of risk transfer, are driven by other considerations.  For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products.  Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Mezzanine Investments.  The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments may be issued with or without registration rights.  Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

Municipal Securities.  The Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities.  The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax.  Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects.  Municipal securities may be issued on a long-term basis to provide long-term financing.  The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments.  Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.  The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.  The Fund may invest in these types of securities, including tender option bonds and inverse floating rate securities, in order to more efficiently achieve its desired overall portfolio structure as well as enhance its ability to achieve its investment objectives.

Taxable Municipal Securities.   The Fund may invest in taxable municipal securities, including Build America Bonds.  BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid.  Enacted in February 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs).  BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds.  BABs can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds.  Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax.  Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received.  The federal interest subsidy or tax credit continues for the life of the bonds.  The Fund may invest in direct pay BABs or tax credit BABs.  Pursuant to the ARRA, the issuance of BABs will be discontinued on December 31, 2010 unless the relevant provisions of the Act are extended.

Preferred Securities.  The Fund may invest in preferred securities.  There are two basic types of preferred securities.  The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation.  The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected.  There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters.  Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities.  Trust preferred securities are a comparatively new asset class.  Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the deferral period is five years or more.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction.  The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.  The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not.  The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Non-U.S. Securities.  The Fund may invest without limitation in securities of non-U.S. issuers located in countries throughout the world.  Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Non-U.S. Securities in which the Fund may investment may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations and other debt securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.  Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Adviser may not be able to sell the Fund’s portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Emerging Markets Investments.  The Fund may invest in securities of issues located in emerging market countries and securities denominated in currencies of emerging market countries.  Investing in emerging market issuers may involve unique risks compared to investing in the securities of U.S. issuers. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Fund’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country.

Sovereign Government and Supranational Debt.  The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Investment Funds.  As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies, including registered investment companies, Private Investment Funds (as defined below) and/or other pooled investment vehicles (collectively, “Investment Funds”).  The Fund may invest up to [30%] of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to [20%] of its total assets may be invested in Investment Funds that are registered as investment companies (“Registered Investment Funds”) under the 1940 Act.  As used in this Prospectus, “Private Investment Funds” means privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof.  Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares.

Common Stocks.   The Fund may invest in common stocks that the Sub-Adviser believes offer attractive yield and/or capital appreciation potential.

Option Strategy The Fund may employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual equity securities.  In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities.  This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.  This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Certain options, known as “American style” options may be exercised at any time during the term of the option.  Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

As part of its strategy, the Fund may not sell “naked” call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio.  A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.  These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, as described above, equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above.

The Fund may sell put and call options on indices of securities.  Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Synthetic Investments.   As an alternative to holding investments directly, the Fund may also obtain investment exposure to investments in which the Fund may invest directly through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Fund may invest directly (including interests in Investment Funds).  The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.

Derivatives Transactions.   The Fund may, but is not required to, use various derivative instruments in order to earn income, facilitate portfolio management and mitigate risks.  In the course of pursuing derivatives strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars.  In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Certain derivatives transactions and described in further detail below and under “Use of Leverage—Interest Rate Transactions.” For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the SAI.

Senior Loan Based Derivatives.   The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available.  The Advisors may utilize these instruments and similar instruments that may be available in the future.  The Fund may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans.  While investing in SAMIs will increase the universe of floating-rate income securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate income securities.  The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets.  Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein.  The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Credit Derivatives.  The Fund may engage in credit derivative transactions.  There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk.  Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond.  In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest.  Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes are preferable to actually purchasing the security.  A purchaser of a credit default swap is subject to counterparty risk.  The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulations and tax requirements.

Credit-Linked Notes.  The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification.  A CLN is a derivative instrument.  It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).  In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During a temporary defensive period, the Fund may also invest in shares of money market mutual funds.  Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law.  See “Investment Restrictions” in the SAI.  As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested.  See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Loans of Portfolio Securities.   To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed [•]% of the value of the Fund’s total assets.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.  If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.  See “Investment Objective and Policies—Loans of Portfolio Securities” in the SAI.

Repurchase Agreements.   Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Sub-Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or their affiliates.

Government Sponsored Investment Programs. From time to time, the Fund may seek to invest in credit securities through one or more programs that may from time to time be sponsored, established or operated by the U.S. Department of the Treasury, the Board of Governors of the Federal Reserve System and other governmental agencies.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective.  Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class).  See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE

The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”).  The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.  So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares.  Any use of Financial Leverage must be approved by the Board of Trustees.   Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage).There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Indebtedness

Under the 1940 Act, the Fund generally is not permitted to issue Indebtedness unless, immediately after the Indebtedness, the value of the Fund’s total assets less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution.  If the Fund utilized Indebtedness, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage.  The Fund may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The terms of any such Indebtedness may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender.  Any such requirements would increase the cost of such Indebtedness over the stated interest rate.  Such lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of the Common Shareholders.  Any such Indebtedness may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.  Any Indebtedness will likely be ranked senior or equal to all other existing and future Indebtedness of the Fund.  If the Fund utilizes Indebtedness, the Common Shareholders will bear the offering costs of the issuance of any Indebtedness, which are currently expected to be approximately [•]% of the total amount of an offering of Indebtedness.

Certain types of Indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  Certain Indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness.  Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act.  Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets).  For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares.  “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends.  “Senior security representing indebtedness” means any “senior security” other than equity shares.  The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.  In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price.  If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.  Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.  Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the common shareholders.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Trustees of the Fund will be elected by Common Shareholders and Preferred Shares voting together as a single class.  In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  The Fund has no present intention to issue Preferred Shares.

Reverse Repurchase Agreements and Dollar Roll Transactions

In reverse repurchase agreement transactions, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Fund’s

Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Certain Portfolio Transactions

In addition the Fund may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Fund to make payments, the Fund will “segregate” liquid securities or cash in a separate account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions.  To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Fund).  Such segregation or cover will ensure that the Fund has assets available to satisfy its obligations under such transactions.  As a result of such segregation or cover, the Fund does not intend to treat its obligations under such transactions as “senior securities representing indebtedness” for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the SEC, or include such transactions in calculating the aggregate amount of the Fund’s financial leverage.  To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

Effects of Financial Leverage

Assuming (i) the use by the Fund of Financial Leverage representing approximately 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and (ii) interest costs to the Fund at an average annual rate of [•]% with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately [•]% to cover such interest expense.  Of course, these numbers are merely estimates used for illustration.  The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC.  It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be.  The table further reflects the issuance of Financial Leverage representing approximately 33 1/3% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and the Fund’s currently projected annual interest rate of [•]% with respect to such Financial Leverage.  The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share total return	[•]%	[•]%	[•]%	[•]%	[•]%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns.  As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments.  This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

Interest Rate Transactions

In connection with the Fund’s anticipated use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions.  Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage.  The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.  The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.  The Fund will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares.  To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares.  In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty.  If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty.  Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.  Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage.  Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction.  Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Indebtedness.  Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction.  Such early termination of a swap could result in a termination payment by or to the Fund.  An early termination of a cap could result in a termination payment to the Fund.  There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking current income and capital appreciation.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.

Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Fund will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio.  The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling.  If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Income Risk

The income investors receive from the Fund is based primarily on the interest it earns from its investments in credit securities, which can vary widely over the short- and long-term.  If prevailing market interest rates drop, investors’ income from the Fund could drop as well.  The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage, although this risk is mitigated to the extent the Fund’s investments include floating-rate obligations.

Credit Securities Risk

In addition to the risks associated with particular types of securities discussed herein, credit securities generally are subject to certain risks, including:

Issuer Risk.  The value of credit securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk.  Credit risk is the risk that one or more credit securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal.  While a senior position in the capital structure of a borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur.  To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.  In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risks in the event that the bonds underlying the derivatives default.

Interest Rate Risk.  The value of certain credit securities in the Fund’s portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed-rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed-rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating-rate securities (due to the fact that rates reset only periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Fluctuations in the value of the Fund’s securities will not affect interest income on existing securities, but will be reflected in the Fund’s net asset value.  The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called credit securities at market interest rates that are below the Fund portfolio’s current earnings rate.  A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

Prepayment Risk.  During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled.  For fixed-rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.  This is known as prepayment or “call” risk.  Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”).  An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Senior Loans and Second Lien Loans typically do not have call protection.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Liquidity Risk.  The Fund may invest without limitation in credit securities for which there is no readily available trading market or which are otherwise illiquid.  The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  In addition, limited liquidity could affect the market price of credit securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions.

Some Senior Loans and Second Lien Loans are not readily marketable and may be subject to restrictions on resale.  Senior Loans and Second Lien Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans and Second Lien Loans in which the Fund will invest.  Where a secondary market exists, the market for some Senior Loans and Second Lien Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Valuation of Certain Income Securities.   The Sub-Adviser normally uses an independent pricing service to value most credit securities held by the Fund.  The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.  Because the secondary markets for certain investments may be limited, they may be difficult to value.  Where market quotations are not readily available, valuation may require more research than for more liquid investments.  In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Duration and Maturity Risk.  The Fund has no set policy regarding portfolio maturity or duration.  Holding long duration and long maturity investments will expose the Fund to certain magnified risks.  These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Mortgage-Backed Securities Risk

The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages.  When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected.  Prepayments may also occur on a scheduled basis or due to foreclosure.  When market interest rates increase, the market values of mortgage-backed securities decline.  At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities.  In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.  The Fund may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  In addition, in periods of falling interest rates, the rate of prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely.  To the extent that the Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk.  The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities.  CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.  In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans.  In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.  Additional risks may be presented by the type and use of a particular commercial property.  Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types.  Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan.  The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer.  There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk.  Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued.  The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.  If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses.  The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan.  The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

During the past twelve months, delinquencies and defaults on residential mortgage loans have increased significantly and may continue to increase, particularly in the case of sub-prime and adjustable-rate mortgage loans that support or secure certain types of RMBS.  In addition, in recent months, residential property values in many states and geographic areas have declined, after extended periods during which those values appreciated.  A continued lack of increase or decline in those values may result in additional increases in delinquencies and defaults on residential mortgage loans.

Sub-Prime Mortgage Market Risk.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.  Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.  If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Fund.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets.  The above-mentioned housing bill could potentially have a material adverse effect on the Funds’ investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”) , a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers.  In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Funds’ investments.  Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions.  Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

Asset-Backed Securities Risks

ABS involve certain risks in addition to those presented by mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.  ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  For example, ABS can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund.  In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

The United States Congress and various government authorities have discussed imposing new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards.  The Fund and the Advisors cannot predict the form any such regulations might take and such regulations may adversely affect the value of ABS owned by the Fund.

The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs.  As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government.  Despite access to these emergency funds, the automobile manufacturers may experience bankruptcy.  As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Advisors rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Such Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Senior Loans.  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because Second Lien Loans are subordinated and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral.  Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans.  Second Lien Loans share the same risks as other below investment grade securities.

Other Secured Loans Risk

Other Secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and below investment grade securities.  However, such loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower.  Other Secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Other Secured Loans, which would create greater credit risk exposure.

Unsecured Loans Risk

Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, Other Secured Loans and below investment grade securities.  However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and Other Secured Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Unsecured Loans, which would create greater credit risk exposure.

Structured Finance Products Risk

The Fund may invest in structured finance products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured finance products.  Holders of structured finance products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured finance products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured finance products will rise or fall, these prices (and, therefore, the prices of structured finance products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance products owned by the Fund.

Certain structured finance products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages.  Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes.  RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets.  A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount.  In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested.  In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses.  In return, the bond sponsors pay interest to investors for this catastrophe protection.  RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events.  Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess.  Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas.  The RLS market is thus in the early stages of development.  No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Mezzanine Investments Risks

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities.  However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Preferred Securities Risks

There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of Trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities.   From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if the Sub-Adviser believe that doing so would be consistent with the Fund’s investment objective and policies.  Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Below Investment Grade Securities Risk

The Fund may invest a substantial portion of its assets in fixed income securities that are below investment grade quality, which are commonly referred to as “junk bonds” and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Below investment grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for below investment grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  Because of the substantial risks associated with investments in below investment grade securities, you could lose money on your investment in common shares of the Fund, both in the short-term and the long-term.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Sub-Adviser’s judgment about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Non-U.S. Securities Risk

The Fund may invest in Non-U.S. Securities, including securities of issuers located anywhere in the world, including issuers in emerging market countries.  Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Non-U.S. Securities. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the Fund’s common shares are not priced.

Emerging Markets Risk

The Fund may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Sovereign Debt Risk

Investments in Sovereign Debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may  be unable or unwilling to repay principal or pay interest when due. In the event of default. there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to Sovereign Debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt and increase the costs and expenses of the Fund.

Equity Securities Risk

Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Risks Associated with Covered Call Option Writing

The Fund may employ a strategy of writing covered call options on equity securities held in its portfolio.  Risks related to such strategy include:

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks Associated with Covered Call and Put Options.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.  While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risk.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terMs. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

OTC Option Risk.   The Fund may write (sell) OTC options.  OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options.  The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions.  The Fund may be required to treat as illiquid securities being used to cover certain written OTC options.  The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation.  In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options.  Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written.  In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Financial Leverage Risk

The Fund initially expects to employ Financial Leverage through the issuance of Indebtedness and/or the use of reverse repurchase agreements.  The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Financial Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•	the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged;

•	when the Fund uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub-Adviser will be higher than if the Fund did not use Financial Leverage; and

•	Financial Leverage may increase operating costs, which may reduce total return.

The Fund will have to pay interest on its Indebtedness, if any, which may reduce the Fund’s return.  This interest expense may be greater than the Fund’s return on the underlying investment.  Certain types of Indebtedness issued by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Indebtedness issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Sub-Adviser does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize Financial Leverage.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors’ ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

In addition the Fund may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund will segregate liquid securities or cash in a segregated account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction.  To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the

Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Fund).  Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replace by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Recent Market Developments

Global and domestic financial markets have experienced periods of unprecedented turmoil.  Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of Senior Loans to finance their operations.  Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio.  The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.  Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Government Intervention in Financial Markets

In response to the instability in the financial markets discussed above the United States government, the Treasury, the Board of Governors of the Federal Reserve System and other governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets.

The Term Asset-Backed Securities Loan Facility program (“TALF”) and the Legacy Term Asset-Backed Securities Loan Facility program (“Legacy TALF”) were established by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury as a credit facility designed to restore liquidity to the market for asset-backed securities.

Pursuant to the Emergency Economic Stabilization Act of 2008 (the “EESA”), the Troubled Asset Relief Program (the “TARP”) was established.  The purpose of this legislation was to stabilize financial markets and institutions in light of the financial crisis affecting the United States.  In connection with the TARP, the Treasury announced the creation of the Financial Stability Plan in early 2009.  The Financial Stability Plan outlined a series of key initiatives to help restore the United States economy, one of which was the creation of the Public-Private Investment Program (“PPIP”).  The PPIP is designed to encourage the transfer of eligible assets, which include certain illiquid real estate-related assets issued prior to 2009 (which may be rated below investment grade, have no readily available trading market (or otherwise be considered illiquid), may be difficult to value and may be backed in part by non-performing mortgages), from banks and other financial institutions in an effort to restart the market for these assets and support the flow of credit and other capital into the broader economy.

Other such programs may be sponsored, established or operated by U.S. or non-U.S. governments from time to time.  It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term.  Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Municipal Securities Risks

Investing in the municipal securities involves certain risks.  Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available about municipal securities is generally less than for corporate equities or bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments.  The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken and are considering additional actions to address the financial crisis.  There can be no assurance as to what impact such actions will have on the markets for municipal securities.  Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.  Issuers of municipal obligations might seek protection under the bankruptcy laws.  In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances.  Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Fund’s investments in municipal securities.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations.  Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer), issued by state or local governments to acquire equipment and facilities.  Interest income from such obligations is generally exempt from local and state taxes in the state of issuance.  The issuer’s obligations under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof.  Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

The Fund may invest in taxable municipal bonds, including Build America Bonds.  BABs are issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid Pursuant to the ARRA, the issuance of BABs will be discontinued on December 31, 2010 unless the relevant provisions of the Act are extended.  If the provisions of the Act relating to Build America Bonds are not extended beyond December 31, 2010, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

Private Securities Risk

Securities in which the Fund may invest include privately issued securities of both public and private companies.  Private securities have additional risk considerations than with investments in comparable public investments.  Whenever the Fund invests in issuers that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.  Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.  Private securities are also more difficult to value.  Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available.  Private debt securities are of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.  Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Strategic Transactions Risk

The Fund may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Swap Risk

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.  Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive.  When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund).  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation in the future.  The Advisors cannot predict the effects of any new governmental regulation that may be imposed on the ability of the Fund to use swaps and there can be no assurance that such regulation will not adversely affect the Fund’s portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Senior Loan Based Derivatives Risk

The Fund may obtain exposure to Senior Loans through the use of derivative instruments.  The Fund may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans.  Investments in a SAMI involve many of the risks associated with investments in derivatives more generally.  Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Credit Derivatives Risk

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Sub-Adviser is correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and any decline in value of the underlying security that the default option protected.

Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to investments in which it may invest directly through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in to investments in which it may invest directly (including interests in Investment Funds).  The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies.  If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time.  During such period, the Fund may not have the ability to increase or decrease its exposure.  In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner.  Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund.  Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders.  In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.  Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund.  Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees.  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing up to [30]% of its total assets in Investment Funds, of which amount up to [20]% of its total assets may be invested in Registered Investment Funds.  Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities other securities.  Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund.  Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders.  Accordingly, investment in such entities involves expense and fee layering.  Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees.  To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.  Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits.  Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period.  A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.  Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage.  Investments in Investment Funds expose the Fund to additional management risk.  The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities.  Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities.  While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

Private Investment Funds Risk

In addition to those risks described above with respect to all Investment Funds, investing in Private Investment Funds may pose additional risks to the Fund.  Certain Private Investment Funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to.  Investments in Private Investment Funds may have very limited liquidity.  Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a Private Investment Fund may be prohibited during the term of the Private Investment Fund or, if permitted, may be infrequent.  Certain Private Investment Funds may be subject to “lock-up” periods of a year or more.  The valuation of investments in Private Investment Funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology.  Incentive fee considerations may cause conflicts in the fair valuation of investment holdings by a Private Investment Fund’s adviser or manager.

The amount of management fees and incentive allocations varies among Private Investment Funds, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Private Investment Fund manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Private Investment Fund manager.  Interests in Private Investment Funds will generally be valued in accordance with accepted methods for securities and instruments included in the Private Investment Fund.  These valuations may be provided by the manager of the Private Investment Fund to the Fund based on interim unaudited financial statements.  Accordingly, these figures may be subject to an upward or downward adjustment following the auditing of such financial records, which will be reflected in the net asset value calculation of the Fund’s Common Shares at the time of such adjustment.

Private Investment Funds in which the Fund invests may employ a number of investment techniques, including short sales, investment in non-investment grade or non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development.  As the Fund may not, on a day-to-day basis, be privy to the precise holdings of any Private Investment Fund in which it invests, the Fund may inadvertently be exposed to concentration risk if it invests in a number of Private Investment Funds which have overlapping strategies and accumulate large positions in the same or related instruments without the Sub-Adviser’s knowledge.

The Fund may be exposed to increased leverage risk, as the Private Investment Funds in which it invests may borrow and may utilize various lines of credit, reverse repurchase agreements, “dollar” rolls, issuance of debt securities, swaps, forward purchases and other forms of leverage.  The Fund will not have the ability to direct or influence the management of the Private Investment Funds in which it invests, so the returns of on such investments will primarily depend on the performance of the Private Investment Funds’ managers and could suffer substantial adverse effects by the unfavorable performance of such managers.  Some of the Private Investment Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Fund’s ability to verify initially or on a continuing basis any representations made by the Private Investment Funds or the investment strategies being employed.  This may result in significant losses to the Fund based on investment strategies and positions employed by the Private Investment Funds or other actions of which the Sub-Adviser has limited or no knowledge.

Certain of the managers of Private Investment Funds may engage in other forms of related and unrelated activities in addition to advising a Private Investment Fund.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a manager devotes to the affairs of a Private Investment Fund.  In addition, certain of the managers may engage affiliated entities to furnish brokerage services to Private Investment Funds and may themselves provide market-making services, including those of counterparty in securities and OTC transactions.  As a result, in such instance the choice of broker, market maker or counterparty and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

The Fund’s interest in a Private Investment Fund is valued at an amount equal to the Fund’s capital account in the limited partnership or other entity which issued such interest, as determined pursuant to the instrument governing such issuance.  As a general matter, the governing instruments of the Private Investment Funds in which the Fund invests provide that any securities or investments which are illiquid, not traded on an exchange or in an established market or for which no value can be readily determined, will be assigned such fair value as the respective investment managers may determine in their judgment based on various factors, including aggregate dealer quotes or independent appraisals.  Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market.  Valuations may be provided by the managers of a Private Investment Fund to the Fund based on interim unaudited financial statements.  These figures may be subject to a subsequent upward or downward adjustment following the auditing of such financial records.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions can decline.  In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Limited Term Risk

It is anticipated that the Fund will terminate ten years after the pricing of the Fund’s initial public offering of Common Shares,           2020.  Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change as securities mature or are called or sold, which may cause the Fund's returns to decrease and the net asset value of the Common Shares to fall.  Rather than reinvesting the proceeds of its matured, called or sold fixed income securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.

The Fund anticipates that it would distribute all or a portion of the proceeds from any liquidated portion of its portfolio reasonably promptly, but the timing and amount of any such distribution remains subject to the discretion of the Board and may be delayed in whole or in part if the board of trustees determines it to be in the best interests of the Fund. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.

The Fund’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Fund.

Market Discount Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Non-Diversified Status

The Fund is a non-diversified investment company under the 1940 Act.  A fund classified as non-diversified under the 1940 Act can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Fund’s Common Shares or have a greater impact on the Fund’s returns.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.  See “Taxation.”

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.  See “Risks—Market Disruption and Geopolitical Risk.”

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Sub-Adviser.  The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser and The Sub-Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., an indirect subsidiary of Guggenheim Partners, LLC (“Guggenheim”) acts as the Fund’s investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the “Advisory Agreement”).  The Manger acts as investment adviser to a number of closed-end and open-end investment companies.  As of [•], Claymore Group entities have provided supervision, management, servicing or distribution on approximately $[•] billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed account and exchange-traded funds.  The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim, acts as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Adviser (the “Sub-Advisory Agreement”).  The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Guggenheim is a diversified financial services firm with wealth management, capital markets, proprietary investing and investment management services to an elite mix of individuals, family offices,

endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $[100] billion of assets.

The Advisory Agreement

Pursuant to the Advisory Agreement, the Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (from which the Adviser pays the Sub-Adviser’s fee as described under “—The Sub-Advisory Agreement” below).  “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.  Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

The Advisory Agreement was approved by the Board of Trustees on May 10, 2010.  A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending [•].

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Advisory Agreement

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Board of Trustees, is responsible for the management of the Fund’s portfolio of investments and provides certain facilities and personnel related to such management.  As compensation for the Sub-Adviser’s services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

The Sub-Advisory Agreement was approved by the Board of Trustees on May 10, 2010.  A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending [•].

Conflicts of Interest

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the

Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

Portfolio Management

The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.  The Sub-Adviser’s Portfolio Construction Group is led by B.  Scott Minerd and Robert N.  Daviduk.  The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are:

B.  Scott Minerd, Chief Investment Officer and Chief Executive Officer.  Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers.  He previously worked as a Managing Director for Morgan Stanley and as a Managing Director with Credit Suisse First Boston, where Mr. Minerd was in charge of trading and risk management for the Fixed Income Credit Trading Group.  In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units.  Prior to that he was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in twelve European currencies and Asian markets.  Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank and was a Certified Public Accountant working for Price Waterhouse.  Mr. Minerd holds a BS in Economics from the Wharton School at the University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School at the University of Pennsylvania.

Robert N.  Daviduk, CFA, Managing Director, Portfolio Construction Group.  Since [•], Mr. Daviduk has served as Managing Director of the Portfolio Construction Group of the Sub-Adviser, where he is the lead portfolio manager for several client portfolios.  He was previously a Partner and COO at Global Fixed Income Partners, LLC, a money manager and hedge fund.  At Wells Capital Management, Mr. Daviduk was a Managing Director and headed several investment teams responsible for the management of $25 billion of fixed-income assets across a full range of durations, asset classes and credit qualities.  Prior to that, Mr. Daviduk was a Senior Vice President at Banc of America Capital Management, where he headed the firm’s structured product investments effort after earlier serving as a portfolio generalist responsible for managing numerous portfolios with significant allocations to corporate and cross-over credits.  Mr. Daviduk managed the Nation’s Short-Term Bond Fund, and also has managed municipal, high-yield, investment-grade, and non-dollar securities at Brown Brothers Harriman & Co.  He earned his MBA in Finance and International Business from New York University, where he graduated first in his class, and earned his BS in Business Administration and Accounting from Bucknell University.

Ann Walsh, J.D., CFA, Assistant Chief Investment Officer and Senior Managing Director.  Since [•], Ms. Walsh has served as Chief Investment Officer and Senior Managing Director of the Sub-Adviser.  She previously worked as Senior Vice President and Chief Investment Officer at Reinsurance Group of America, Incorporated.  Prior to that, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments.  Earlier, she held positions at Lincoln Investment Management and American Bankers Insurance Group.  Ms. Walsh received her BSBA and MBA from

Auburn University and her J.D.  from the University of Miami School of Law.  She is a Chartered Financial Analyst, a Fellow of the Life Management Institute, and a member of the CFA Institute.

Jayson Flowers, Managing Director, Portfolio Manager.  Since 2001, Mr. Flowers has served as Managing Director and Portfolio Manager of the Sub-Adviser, heading Guggenheim’s Equity and Derivative Strategies.  Previously he was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company.  Prior to that Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc.  and Coopers & Lybrand.  He has more than fifteen years of experience in the financial markets with concentrations in risk management and trading across various sectors of the capital structure.  His investment experience ranges from structured product investments and asset backed securities to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivatives and global equity arbitrage.  He holds a BA in Economics from Union College.

Farhan Sharaff, Managing Director.  Since [•], Mr. Sharaff has served as Managing Director of the Sub-Adviser.  He previously worked as the Chief Investment Officer for Citigroup, Zurich Financial Services and Cigna Corporation.  At Citigroup, Mr. Sharaff was responsible for pioneering the development of alternative investments for Citigroup’s Private Bank.  In 2007 he joined the advisory board of CITIC Capital Asset Management, a leading China-focused investment management and advisory firm.  Mr. Sharaff received his BSc. in Electrical Engineering from the University of Aston and his MBA from Manchester Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets).  The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent.  The Fund calculates its net asset value as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE.  Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined net asset value.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day.  The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.  The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.  The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

The Fund’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value.  The Fund periodically verifies valuations provided by the pricing services.  Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value.  Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value.  In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund values securities for which market quotations are not readily available, including restricted securities, by valuation guidelines that the Trustees of the Fund believe accurately reflects fair value.  Under the valuation guidelines, interests in Investment Funds and other securities for which reliable market quotes are readily available generally will be valued at the mean of such bid and ask quotes and all other interests in Investment Funds (including Private Investment Funds) will be valued at fair value in good faith following procedures established by the Board of Trustees.  Fair value represents a good faith approximation of the value of an asset at the time such approximation is made.

In general, these procedures provide that the value of any interests held by the Fund in an Investment Fund for which reliable market quotes are not readily available will be valued in accordance with the terms and conditions of the respective partnership agreement, investment advisory agreement or similar agreement governing each investment partnership, managed account or other pooled investment vehicle in which the Fund invests.  The Fund may rely solely on the valuations provided by Investment Funds with respect to the investments such Investment Funds have made.  Generally, Investment Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly, monthly or weekly.  The Fund calculates its net asset value on a daily basis.  For purposes of calculating the Fund’s net asset value on days other than those days on which such value is provided to the Fund by the Investment Fund, the value of the Fund’s interest in a Investment Fund will be valued by the Fund at their fair value, pursuant to procedures established and periodically reviewed by the Board of Trustees.  In determining fair value, the most recent valuations provided by Investment Funds may be subject to adjustments by the Fund to reflect changes in market conditions and other subsequent events.

Year-end calculations of net capital gain are audited by the Fund’s independent registered accounting firm and may be revised as a result of such audit.  Revisions to year-end calculation of net capital gain may also result from adjustments in valuations provided by Investment Funds.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions.  In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually.  The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year).  To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income.  For individuals, the maximum U.S. federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including income from premiums from the Fund’s covered call option strategy, is currently 35%.  These tax rates are scheduled to apply through 2010.  Thereafter, high tax rates will apply unless further legislative action is taken by Congress.  The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital.  The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions.  The Fund expects that over time it will distribute all of its investment company taxable income.  The investment company income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund.  Expenses of the Fund will be accrued each day.

To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period.  The undistributed net investment income may be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.  Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial adviser for more information.  See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares.  The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day.  If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.  If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts.  There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.  All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, phone number: (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of October 19, 2009.  The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund.  This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

Pursuant to the Declaration of Trust, dated as of October 19, 2009, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share.  Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees.  Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “GUG.”

The Fund’s net asset value per Common Share generally increases and decreases based on the market value of the Fund’s securities.  Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.”

The Fund will not issue certificates for Common Shares.

Borrowings

The Fund’s Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares.  The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security.  In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of borrowing over the stated interest rate.  Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund.  In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.  Any borrowing by the Fund, other than for temporary purposes, would constitute financial leverage and would entail special risks to the Common Shareholders.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund.  Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.  If the Fund issues and has Preferred Shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.  Issuance of Preferred Shares would constitute financial leverage and would entail special risks to the common shareholders.  The Fund has no present intention to issue Preferred Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.  These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.  The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of Trustees.  A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Fund, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares.  If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.  See “Additional Information.”

LIMITED TERM

The Declaration of Trust provides that the Fund in ordinary circumstances will terminate ten years after the pricing of the Fund’s initial public offering of Common Shares,           2020.  The Fund’s trustees may terminate the Fund prior to this date.  The Declaration provides also that the Fund’s term may be extended by the Fund’s trustees, without a vote of Common Shareholders, for up to two consecutive one year periods.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.  Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.  In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium.  The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund.  The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value.  The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders.  Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount.  Such actions may include open market repurchases or tender offers for the Common Shares at net asset value.  There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares.  A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus.  Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments).  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).  Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains.  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss).  If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above.  These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders.  The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations.  The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

Distributions.   Distributions paid to you by the Fund from its net capital gains, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares.  All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied.  Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares.  The reduced rates for “qualified dividend income” are not applicable to dividends paid by a foreign corporation that is a PFIC.  Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Fund as qualified dividend income.  Dividend income from PFICs and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares.  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Common Shares.   The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year.  Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares.  Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares.  In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

Backup Withholding.   The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus.  Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

UNDERWRITING
[•],[•] and [•] are acting as the representatives of the underwriters named below.  Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
[ ]
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions.  The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $   per share.  The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the initial offering price.  The underwriters may allow, and dealers may reallow, a concession not to exceed $   per share on sales to other dealers.  If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before     , 2010.  The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.  The representatives have advised the Fund that the underwriters do not intend to confirm sales to discretionary accounts.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to        additional Common Shares at the public offering price less the sales load.  The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering.  To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund, the Adviser and the Sub-Adviser have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of [•], on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.  [•], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Shares.  Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the representatives.  There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.  The Common Shares are expected to be listed on the New York Stock Exchange under the symbol “GUG,” subject to official notice of issuance.  The underwriters have undertaken to sell Common Shares to a minimum of 400 beneficial owners in lots of 100 or more Common Shares to meet the NYSE distribution requirements for trading.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

	Paid by Fund
	No Exercise	Full Exercise
Per share	$0.90	$0.90
Total	$	$

The Fund, the Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE.  No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter.  This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [•], on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market.  These transactions may include short sales, syndicate covering transactions and stabilizing transactions.  Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position.  “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option.  In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.  Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option.  The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option.  The underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid.  Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares.  They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise.  If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters.  Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus.  The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders.  The representatives will allocate Common Shares to underwriters that may make Internet distributions on the same basis as other allocations.  In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Prior to the public offering of the Common Shares, Claymore Securities, Inc., an affiliate of the Adviser and Sub-Adviser, purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  As of the date of this prospectus, Claymore Securities, Inc. owned 100% of the Fund’s outstanding Common Shares.  Claymore Securities, Inc. may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

The principal business address of [•] is [•].  The principal business address of [•] is [•].  The principal business address of Claymore Securities, Inc.  is 2455 Corporate Drive West, Lisle, Illinois 60532.

Additional Compensation to Underwriters

The Adviser (and not the Fund) has agreed to pay from its own assets to [•] a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $      .  The structuring fee paid to [•] will not exceed     % of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation to [•].  [•] will receive a fee in an amount equal to [•]% of the total price to the public of the Common Shares sold by [•], which fee will not exceed   % of the total public offering price of the Common Shares sold in this offering.

The Adviser may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

[•] (“[•]”), an affiliate of the Adviser and the Sub-Adviser, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund’s marketing material and assistance in presentations to other underwriters and selected dealers.  [•] may pay compensation to its employees who assist in marketing securities.  In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $0.04 per Common Share, the Fund will pay up to [0.10%] of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to [•] as payment for its distribution assistance.  Accordingly, the amount payable by the Fund to [•] for its distribution assistance will not exceed   % of the total price to the public of the Common Shares sold in this offering.  [•] is a registered broker-dealer and a member of the Financial Industry Regulatory Authority and is a party to the underwriting agreement.

The total amount of the underwriter compensation payments described above, including structuring fees, additional compensation, sales incentive fees and compensation to [•] for distribution assistance, will not exceed    % of the total public offering price of the Common Shares offered hereby.  The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than    % of the total public offering price of the Common Shares sold in this offering.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.  The Bank of New York Mellon serves as the Fund’s dividend disbursing agent, Plan Agent under the Fund’s Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund.  The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Fund.  Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement.  For the services, the Fund pays Claymore Advisors, LLC, as administrator, a fee, accrued daily and paid monthly, at the annualized rate of .0275% of the average daily Managed Assets of the Fund, reduced on assets over $200 million.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and for the underwriters by [•] in connection with the offering of the Common Shares.  [•] may rely in matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], [•], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser, the Sub-Adviser and their delegates and affiliates with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
The Fund
Investment Objective and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Portfolio Turnover
Tax Matters
General Information
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

       Shares
Guggenheim Strategic Opportunities Fund

Common Shares
$20.00 per Share

_____________

PROSPECTUS

       , 2010

_____________

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 13, 2010

Guggenheim Credit Opportunities Fund
__________________________
Statement of Additional Information

Guggenheim Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.  There can be no assurance that the Fund’s investment objective will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated         , 2010.  Investors should obtain and read the prospectus prior to purchasing common shares.  A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”).  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Page
The Fund	S-
Investment Objective and Policies	S-
Investment Restrictions	S-
Management of the Fund	S-
Portfolio Transactions	S-
Portfolio Turnover	S-
Tax Matters	S-
General Information	S-
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

This Statement of Additional Information is dated        , 2010.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware.  The Fund’s common shares of beneficial interest, par value $0.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “GUG.”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies and Portfolio Contents

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal investment strategies are discussed in the prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Real Property Asset Companies.  The Fund may invest in securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate.  These real property asset companies include:

•
Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and

•
Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses.  These companies include those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies.  The Fund may invest in securities issued by companies that own, produce, refine, process, transport and market “personal property assets.”.  Personal (as opposed to real) property assets include any tangible, movable chattel or asset.  The Fund will typically seek to invest in securities of such personal property asset companies with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, ships, airplanes and automobiles) and collectibles (e.g., antiques, wine and fine art).

Mortgage REITs.  Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon.  Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code.  The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests.  Investing in mortgage REITs involves certain risks related to investing in real property mortgages.  Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers.  Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region.  Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions.

Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Eurodollar and Yankee Dollar Obligations.  Eurodollar obligations are U.S. dollar-denominated certificates of deposit, time deposits and debt issues issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign sovereign and non-governmental issuers, including foreign banks.  Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign sovereign and non-governmental issuers.  Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt securities, notably credit risk, market risk and liquidity risk.

Brady Bonds.  Brady Bonds are emerging market securities created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Municipal Leases and Certificates of Participation.   The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases.  These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease.  A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities.  Income from such obligations generally is exempt from state and local taxes in the state of issuance.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.  Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment.  To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.  In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments.  The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.  Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities.  In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.  Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years.  Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.  Tax anticipation notes are issued to finance the working capital needs of governments.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes.  Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged.  In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes.  Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.  Construction loan notes are sold to provide construction financing.  Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.  The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.  An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.  The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.  Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities or certain local facilities for water supply, gas or electricity.  Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.  Under current law, a significant portion of the private activity bond market is subject to the federal alternative minimum tax.

Inverse Floating Rate Securities.  Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index.  Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds.  The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase.  The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust.  Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees.  The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer.  For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust.  Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust.  The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged.  This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust.  The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times.  In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds.  The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure.  These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.  Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust.

The Fund may invest in both inverse floating rate securities and tender option bonds (as discussed below) issued by the same special purpose trust.

Tender Option Bonds.  The Fund may also invest in tender option bonds, as described above, issued by special purpose trusts.  Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer.  Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years.  Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the tender option bond relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution.  As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond.  The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond.  Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.

Zero-Coupon and Payment-In-Kind (“PIK”) Bonds.  Certain credit securities purchased by the Fund may take the form of zero-coupon bonds.  A zero-coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation.  When held to its maturity, its return comes from the difference between the purchase price and its maturity value.  A zero-coupon bond is normally issued and traded at a deep discount from face value.  Zero-coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.  Deferred interest bonds are bonds that remain zero-coupon bonds until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred interest bonds are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero-coupon obligations, PIK bonds also carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of such securities is sold.  If the issuer defaults the Fund may obtain no return on its investment.

Securities Subject To Reorganization.   The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.  In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process.  Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.  The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

Rights Offerings and Warrants to Purchase.  The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Equity-linked Notes.  Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities.  An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index.  Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities.  The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index.  The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

Restricted and Illiquid Securities.   Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid.  Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder.  Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees of the Fund (the “Board of Trustees”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.  If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Short Sales

Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.  Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities.  The Fund may also make short sales “against the box” without respect to such limitations.  In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivative Instruments

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments.  The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian.  [The Sub-Adviser requires counterparties to have a minimum credit rating of A from Moody’s (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis.] If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive.  Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

•
Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps.  Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•	Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Futures and Options on Futures.  The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes.  Futures contracts may be based on various securities and securities indices.  Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts.  The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission.  Transactions in financial futures and options on futures involve certain costs.  There can be no assurance that the Fund’s use of futures contracts will be advantageous.  Financial covenants related to future Fund borrowings may limit use of these transactions.

Exchange Traded and Over-The-Counter Options.  The Fund may purchase or write (sell) exchange traded and over-the-counter options.  Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date.  Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date.  In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments.  Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option.  There can be no assurance that the Fund’s use of options will be successful.

Options.  The Fund may purchase or sell, i.e., write, options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.  A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed [10]% of the fair market value of the Fund’s total assets.

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures.  The Fund may, without limit, enter into futures contracts or options on futures contracts.  It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.  In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them.  Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

Neither the Adviser nor the Sub-Adviser is registered as a commodity pool operator.  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock.  The Fund will not write “naked” or uncovered call options.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.  While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks.  To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates.  If the Sub-Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss.  When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  These restrictions provide that the Fund shall not:

1.  Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.  Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.   Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or (ii) tax-exempt securities of state and municipal governments or their political subdivisions (other than those municipal securities backed only by the assets and revenues of non-governmental users with respect to which the will not invest 25% or more of the value of the Fund’s total assets in securities backed by the same source of revenue).

4.  Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

For purposes of applying the Fund’s policy with respect to industry concentration to securities that have a security interest or other collateral claim on specified underlying collateral (including asset-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

MANAGEMENT OF THE FUND

Board of Trustees

Overall responsibility for management and supervision of the Fund rests with the Board of Trustees.  The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser and the Sub-Adviser.

The Trustees are divided into three classes.  Trustees serve until their successors have been duly elected.  Following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.

Name, and Business Address(1) and Age	Position Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Randall C. Barnes Year of Birth: 1951	Trustee	Trustee since 2010
Investor (2001-present). Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
				[●]	None
Roman Friedrich III Year of Birth: 1946	Trustee	Trustee since 2010
Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector (1998-present). Formerly, Managing Director of TD Securities (1996-present); Managing Director of Lancaster Financial Ltd. (1990-1996); Managing Director of Burns Fry Ltd. (1980-1984); President of Chase Manhattan Bank (Canada) Ltd. (1975-1977).
				[●]	Director, Zincore Metals Inc. (2009-present); GFM Resources Ltd. (2005-present); StrataGold Corporation (2003-2009); Gateway Gold Corp. (2004-2008).
Robert B. Karn III Year of Birth: 1942	Trustee	Trustee since 2010	Consultant (1998-present). Formerly, Partner of Arthur Andersen, LLP (1977-1997).	[●]	Director , Peabody Energy Company (2003-present); Natural Resource Partners, LLC (2002-present); Kennedy Capital Management, Inc. (2002-present).
Ronald A. Nyberg Year of Birth: 1953	Trustee	Trustee since 2010
Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
				[●]	None

Name, and Business Address(1) and Age	Position Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee	Trustee since 2010
Retired. Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).
			[●]	None

*	Mr. Robinson is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	After a Trustee’s initial term, each Trustee is expected to serve a [three] year term concurrent with the class of Trustees for which he serves.

--	Messrs. Barnes and Friedrich, as Class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending May 31, 2012.

--	Messrs. Karn and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending May 31, 2013.

--	Mr. Toupin, as a Class III Trustee, is expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending May 31, 2014.

Trustee Qualifications

[The Board has determined that each Trustee should to serve as such based on several factors (none of which alone is decisive).  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) relevant experience, (iii) educational background, (iv) financial expertise, and (v) ability, judgment and expertise.]

[In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.  Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:]

Randall C. Barnes.  [To come]

Roman Friedrich III. [To come]

Robert B. Karn III.  [To come]

Ronald A. Nyberg.  [To come]

Ronald E. Toupin, Jr.  [To come]

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees.

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
J. Thomas Futrell Year of Birth: 1955	Chief Executive Officer	Officer since 2010
Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).

Steven M. Hill Year of Birth: 1964	Chief Financial Officer , Chief Accounting Officer and Treasurer	Officer since 2010
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities Inc. (2005-present). Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006), Managing Director of Claymore Advisors, LLC and Claymore Securities. Inc. 92003-2005). Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director of FrontPoint Partners LLC (2001-2002); Vice President of Nuveen Investments (1999-2001).

Kevin M. Robinson* Year of Birth: 1959	Chief Legal Officer	Officer since 2009
Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Group, Inc. (2007-present). Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Mark E. Mathiasen Year of Birth: 1978	Secretary	Officer since 2010	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2007- present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
Bruce Saxon Year of Birth: 1957	Chief Compliance Officer	Officer since 2010
Vice President, Fund Compliance Officer of Claymore Group, Inc. (2006 to present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of birth: 1972	Assistant Treasurer	Officer since 2007
Vice President, Fund Administration (2004-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (2000-2004).

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	Officer since 2008
Vice President, Fund Administration-Tax (2005-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.

Donald P. Swade Year of birth: 1972	Assistant Treasurer	Officer since 2008
Vice President, Fund Administration (2006-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration (2003-2006) for Morgan Stanley/Van Kampen Investments.

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary	Officer since 2008	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Secretary of certain funds in the Fund Complex. Previously, Associate, Vedder Price P.C. (2003-2005).
Elizabeth H. Hudson Year of birth: 1980	Assistant Secretary	Officer since 2009
Assistant General Counsel of Claymore Group Inc. (2009-present).  Assistant Secretary of certain funds in the Fund Complex. Previously, associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Leadership Structure

[The Fund’s Board of Trustees consists of five Trustees, all of whom are Independent Trustees.  An Independent Trustee serves as Chairman of the Board of Trustees and is selected by vote of the majority of [the Independent Trustees].  The Chairman of the Board of Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.]

[The Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and will also holds special meetings to address matters arising between regular meetings.  Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.  The Independent Trustees are advised by independent legal counsel and intend to regularly meet outside the presence of Fund management.]

[The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board.  The committees will meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.  The committees of the Board are the Audit Committee and the Nominating and Governance Committee.   The functions and role of each Committee are described below under “—Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.]

[The Board has determined that this leadership structure, including a Chairman of the Board of Trustees who is an Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.  In reaching this conclusion, the Board considered, among other things, the role of the Advisor in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.  The Board also believes that its structure, including the presence of [one] Trustee who is an executive officer of the Advisor, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.]

Board Committees

Messrs. Barnes and Toupin, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Executive Committee.  The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Messrs.  Barnes, Friedrich, Karn, Nyberg and Toupin, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.  The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.  The Fund does not have a standing compensation committee.

Messrs.  Barnes, Friedrich, Karn, Nyberg and Toupin, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Board’s Role in Risk Oversight

[The Fund has retained the Adviser and the Sub-Adviser to provide investment advisory services and certain administrative services.  The Adviser and the Sub-Adviser are immediately responsible for the management of risks that may arise from Fund investments and operations.  Certain employees of the Adviser and the Sub-Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer.  The Board oversees the performance of these functions by the Advisor, both directly and through the Committee structure it has established.  The Board will receive from the Adviser and the Sub-Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting.  In addition, the Board will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.]

[In addition, the Board has appointed a Chief Compliance Officer (“CCO”).  The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”).  The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies.  The Board will discuss relevant risks affecting the Fund with the CCO at these meetings.  The Board has approved the Compliance Policies and will review the CCO’s reports.  Further, the Board will annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.]

Remuneration of Trustees and Officers

Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or their respective affiliates receives as compensation for his services to the Fund an annual retainer and meeting fees.  The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services.  The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Fund and certain other funds in the Fund Complex based. Officers who are employed by the Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

Because the Fund is newly organized and has not yet completed a full fiscal year of operations.   The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended May 31, 2011, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex Paid to Trustee
Randall C. Barnes	$[ ]	None	None	$[ ]
Roman Friedrich III	$[ ]	None	None	$[ ]
Robert B. Karn III	$[ ]	None	None	$[ ]
Ronald A. Nyberg	$[ ]	None	None	$[ ]
Ronald E. Toupin, Jr.	$[ ]	None	None	$[ ]

(1)         Trustees not entitled to compensation are not included in the table.

(2)         The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Trustee Share Ownership

As of December 31, 2009, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund(*)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Randall C. Barnes	None	[•]
Roman Friedrich III	None	[•]
Robert B. Karn III	None	[•]
Ronald A. Nyberg	None	[•]
Ronald E. Toupin, Jr.	None	[•]
__________________________

(*)	The Trustees could not own shares in the Fund as of December 31, 2009 because the Fund had not yet begun investment operations as of that date.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law.  However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Fund, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,  unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee's not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.

Portfolio Management

The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are B.  Scott Minerd, Chief Executive Officer and Chief Investment Officer; Robert N.  Daviduk, Managing Director; Ann Walsh, Assistant Chief Investment Officer and Senior Managing Director; Jayson Flowers, Managing Director; and Farhan Sharaff, Managing Director.

Other Accounts Managed by the Portfolio Managers.  As of April 30, 2010, Mr. Minerd managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[•]	[•]	[•]	[•]
Pooled Investment Vehicles Other Than Registered Investment Companies	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

As of April 30, 2010, Mr. Daviduk managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[•]	[•]	[•]	[•]
Pooled Investment Vehicles Other Than Registered Investment Companies	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

  As of December 31, 2009, Ms. Walsh managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[•]	[•]	[•]	[•]
Pooled Investment Vehicles Other Than Registered Investment Companies	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

  As of April 30, 2010, Mr. Flowers managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[•]	[•]	[•]	[•]
Pooled Investment Vehicles Other Than Registered Investment Companies	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

  As of April 30, 2010, Mr. Sharaff managed or was a member of the management team for the following client accounts:

Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[•]	[•]	[•]	[•]
Pooled Investment Vehicles Other Than Registered Investment Companies	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation.  The portfolio managers’ compensation consists of the following elements:

Base Salary: The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities .

Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Sub-Adviser, which is based on the overall performance and profitability of the Sub-Adviser and not on performance of the Funds or accounts managed by the portfolio managers.  The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

Securities Ownership of the Portfolio Manager.  Because the Fund is newly organized, the portfolio manager does not own shares of the Fund.

Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund’s investment adviser (the “Adviser”) pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).  The Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.  The Adviser is a registered investment adviser.

Claymore Group is an indirect subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), a diversified financial services firm with more than 525 dedicated professionals.  The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services.  Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim

Partners with the supervision of more than $100 billion of assets.  The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

Under the terms of the Advisory Agreement, the Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets.  “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

Pursuant to its terms, the Advisory Agreement will remain in effect until       , 2012, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Sub-Advisory Agreement

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim Partners, LLC, acts as the Fund’s investment sub-adviser (the “Sub-Adviser”) pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund and the Adviser.  The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401.  The Sub-Adviser is a registered investment adviser.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Adviser.  For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

The Sub-Advisory Agreement continues until     , 20012 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.  As part of the Sub-Advisory Agreement, the Fund has agreed that the name “Guggenheim” is the Sub-Adviser’s property, and that in the event the Sub-Adviser ceases to act as investment sub-adviser to the Fund, the Fund will change its name to one not including “Guggenheim.”

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Fund.  The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.  While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund.  The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund.  Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts.  When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares.  Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “Gross Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships.  Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company.  If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above.  These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders.  The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.  Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its regulated investment company status.

Certain types of income received by the Fund from real estate investment trusts (“REITS”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv)

cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Fund Common Shareholders.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.  The Fund will not be eligible to elect to “pass-through” to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Private Investment Funds Taxed as Partnerships.  Certain of the Private Investment Funds in which the Fund may invest will be treated as partnerships for U.S. federal income tax purposes.  Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Private Investment Funds.  In addition, the Fund’s proportionate share of the assets of each such Private Investment Fund will be treated as if held directly by the Fund.  In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Private Investment Funds.  The Fund generally will not invest in Private Investment Funds that are treated as partnerships for U.S. federal income tax purposes unless the terms of such investment provide, or the managers of such Private Investment Funds agree to provide, the Fund with information on a regular basis as reasonably necessary to monitor the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes.

Private Investment Funds Taxed as PFICs.  The Fund anticipates that certain of the Private Investment Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes.  In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a “qualified electing fund” (a “QEF Election”), the Fund would be taxed currently on the PFIC’s income without regard to whether the Fund received any distributions from the PFIC.  If the Fund makes a QEF Election with respect to a Private Investment Fund and the Private Investment Fund complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the Private Investment Fund’s ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the Private Investment Fund is a PFIC, regardless of whether the Fund receives distributions from the Private Investment Fund.  The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code.  By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash.  The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such deemed distributed income.  Because some of the Private Investment Funds in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund’s pro rata share of the Private Investment Fund’s ordinary income will be higher than it would be if the Private Investment Fund had not deferred the payment of such fees.  A QEF Election is subject to a number of specific rules and requirements, and not all of the Private Investment Funds in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”).  The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election.  Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC.  If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year and will be required to include in the Fund’s net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund’s taxable year and the adjusted basis of such shares.  All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund.  Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund’s hands.  Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election.  The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above.  The Fund’s basis in the shares it owns in the Private Investment Fund will be increased to reflect any such recognized income.  The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the Private Investment Fund as of the end of the Fund’s taxable year, but only to the extent of any net mark-to-market gains included in the Fund’s income for prior taxable years.

The Fund intends to borrow funds or to redeem a sufficient amount of its investments in Private Investment Funds that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an “excess distribution” (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock.  The amount of the excess distribution or gain would be allocated ratably to each day in the Fund’s holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year.  The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge computed as if such tax liability had actually been due with respect to each such prior taxable year.  The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this “excess distribution” regime.

Risk-Linked Securities.  The treatment of risk-linked securities for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such securities.  The Fund expects that it will generally treat the risk-linked securities in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis.  It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the risk-linked securities or challenge the treatment adopted by the Fund for one or more of its risk-linked securities investments.  A change in the treatment of the Fund’s risk-linked securities investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the Fund’s income from the risk-linked securities.  This, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.

Risk-linked securities that are treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a PFIC, and will generally be subject to the PFIC rules described above under the caption “Private Investment Funds Taxed as PFICs.” In cases in which the Fund treats such risk-linked securities as an equity interest in a PFIC, the Fund generally expects to make a Mark-to-Market Election, which would require the Fund to recognized income or (subject to certain limitations) loss annually based on the difference between the fair market value of the risk-linked securities at the end of the year and the Fund’s adjusted basis in the risk-linked securities.  Because the Mark-to-Market Election can result in recognition of income without the concurrent receipt of cash, the Fund may have to borrow funds or sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.  If the Fund were not able to meet such distribution requirements, the Fund would run the risk of losing its qualification as a regulated investment company.

Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain.  If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares.  All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.  Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010.  For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%.  Capital gain dividends are not eligible for the dividends received deduction.

Ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied.  In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares.  The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market

Election with respect to a PFIC.  Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2010.  Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset).  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Common Shareholders may be entitled to offset their capital gain dividends with capital loss.  The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities.  Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.  In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year.  In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution.  Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes.  Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale.  Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares.  Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares.  In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.  Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  Ordinary income and capital gain dividends may also be subject to state and local taxes.  Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

The Sub-Adviser will be responsible for voting proxies on securities held in the Fund’s portfolio.  The Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com.  This information is also available on the SEC’s web site at http://www.sec.gov.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

[•], [•], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser and [•] each have adopted a code of ethics.  The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser, the Sub-Adviser, [•] and their affiliates, as applicable.  The code of ethics of the Fund, the Adviser, the Sub-Adviser and [•] is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY AMENDMENT]

FINANCIAL STATEMENTS

[TO COME BY AMENDMENT]

FS-1

Appendix A
DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Ratings Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CC ‘, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’).  With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc.  (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.  C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves.  Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties
•	Notes allowing for negative coupons, or negative principal
•	Notes containing any provision that could obligate the investor to make any additional payments
•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program.  Unrated notes issued under an MTN program may be assigned an NR symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Appendix B

Guggenheim Partners Asset Management, LLC

Proxy Voting Policy and Procedures

[TO COME BY AMENDMENT]

B-1

PART C
OTHER INFORMATION
Item 25.  Financial Statements And Exhibits

(1)	Financial Statements
	Part A -	None
	Part B -	Report of Independent Registered Public Accounting Firm(+)
Statement of Assets and Liabilities(+)

(2)	Exhibits
	(a)		Agreement and Declaration of Trust of Registrant(*)
	(b)		Amended and Restated By-Laws of Registrant(*)
	(c)		Not applicable
	(d)		Not applicable
	(e)		Dividend Reinvestment Plan of Registrant(+)
	(f)		Not applicable
	(g)	(i)	Form of Investment Management Agreement between Registrant and Claymore Advisors, LLC (the “Adviser”)(+)
		(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) (+)
	(h)	(i)	Form of Underwriting Agreements(+)
	(i)		Not applicable
	(j)	(i)	Form of Custody Agreement(+)
		(ii)	Form of Foreign Custody Manager Agreement(+)
	(k)	(i)	Form of Stock Transfer Agency Agreement(+)
		(ii)	Form of Fund Accounting Agreement(+)
		(iii)	Form of Administration Agreement (+)
	(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
	(m)		Not applicable
	(n)		Consent of Independent Registered Public Accounting Firm(+)
	(o)		Not applicable
	(p)		Form of Initial Subscription Agreement(+)
	(q)		Not applicable
	(r)	(i)	Code of Ethics of the Registrant, the Adviser and [•] (+)
		(ii)	Code of Ethics of the Sub-Adviser(+)
	(s)		Power of Attorney (*)

	(*)		Filed herewith
	(+)		To be filed by further amendment.

Item 26.                      Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27.                      Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	[ ]
Issuer Counsel	[ ]
NYSE Fee	[ ]
Marketing Design	[ ]
Stock Certificates	[ ]
SEC Fees	[ ]
NASD Fees	[ ]
Auditor	[ ]
Counsel for Independent Board of Directors	[ ]
Underwriter Counsel	[ ]
Miscellaneous	[ ]
Total	[ ]

Item 28.                      Persons Controlled by or Under Common Control with Registrant

None

Item 29.                      Number of Holders of Securities

Title of Class	Number of Record Shareholders as of [•], 2010

Common shares of beneficial interest, par value $0.01 per share	[ ]

Item 30.                      Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1  No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2  Mandatory Indemnification.

(a)           The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)            The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)            The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)            Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3  No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4  No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5  Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

In addition, the Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Trust shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee's service to the Trust, to the fullest extent permitted by the Trust Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section I against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee's not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee's conduct fell within (i) or (ii).

Article [•] of the Underwriting Agreement provides as follows:

[To come by further amendment]

Item 31.                      Business and Other Connections of the Adviser and the Sub-Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No.  801-62515).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No.  801- 801-66786).

Item 32.   Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10216.

Item 33.   Management Services

Not applicable.

Item 34.   Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Pre-Effective Amendment to its Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 12th day of May, 2010.

By:	/s/ J. Thomas Futrell
J. Thomas Futrell
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 12th day of May, 2010.

Principal Executive Officer: /s/ J. Thomas Futrell	Chief Executive Officer and President
J. Thomas Futrell
Principal Financial Officer: /s/ Steven M. Hill	Chief Financial Officer, Chief Accounting Officer and Treasurer
Steven M. Hill
Trustees: *	Trustee
Randall C. Barnes
*	Trustee
Roman Friedrich III
*	Trustee
Robert B. Karn III
*	Trustee
Ronald A. Nyberg
*	Trustee
Ronald E. Toupin, Jr.

* Signed by Mark E. Mathiasen pursuant to a power of attorney filed herewith.

By:

/s/ Mark E. Mathiasen
Mark E. Mathiasen
Attorney-In-Fact
May 12, 2010

Exhibit Index

(a)	Agreement and Declaration of Trust of Registrant

(b)	Amended and Restated By-Laws of Registrant

(s)	Power of Attorney